UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed on October 8, 2015 with the Securities and Exchange Commission (“SEC”), on Wednesday, October 14th, Dr. Dimitrios Georgakopoulos PhD, the Chief Scientific Officer of Sunshine Heart, Inc. (“Sunshine Heart” or the “Company”), will present at the Transcatheter Cardiovascular Therapeutics (“TCT”) scientific symposium, hemodynamic data collected from pre-clinical studies and patients implanted with the C-Pulse device during device optimization and from patients with implantable sensors.  Prior to his clinical presentation at the TCT conference, Dr. Dimitrios Georgakopoulos will present this data to the investment community at Sunshine Heart’s annual analyst and investor breakfast meeting, which begins at 7:00am (PST) on Tuesday, October 13th at the W Hotel San Francisco.  Dr. Leslie W. Miller MD, an investigator in the COUNTER-HF trial, and Dr. William E. Cohn MD, Texas Heart Institute, Houston will also present at the breakfast.  Following the event, the presentations will be available on the Investor section of the Sunshine Heart website at http://ir.sunshineheart.com/index.cfm. This Form 8-K is being furnished to the SEC to furnish the presentation materials attached as Exhibits 99.1, 99.2 and 99.3 hereto.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibits 99.1, 99.2 and 99.3, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation - Dr. Dimitrios Georgakopoulos PhD, the Chief Scientific Officer of Sunshine Heart, Inc.

99.2	Presentation - Dr. Leslie W. Miller MD, an investigator in the COUNTER-HF trial

99.3	Presentation - Dr. William E. Cohn MD, Texas Heart Institute, Houston

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 13, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation - Dr. Dimitrios Georgakopoulos PhD, the Chief Scientific Officer of Sunshine Heart, Inc.

99.2	Presentation - Dr. Leslie W. Miller MD, an investigator in the COUNTER-HF trial

99.3	Presentation - Dr. William E. Cohn MD, Texas Heart Institute, Houston